Exhibit 99.1

Investor Relations Contact:	Media Relations Contact:
Michelle Spolver	Katie Beck
408-721-5884	650-314-8705
michelle.spolver@forescout.com	katie.beck@forescout.com

Forescout Technologies Reports Second Quarter 2020 Financial Results

•	Total Revenue of $79.9 million, up 40% quarter-over-quarter

•	On track to close pending transaction with Advent International Corporation

SAN JOSE, Calif., August 5, 2020 – Forescout Technologies, Inc. (NASDAQ: FSCT), the leader in device visibility and control, today announced results for its second quarter ended June 30, 2020.

“I’m proud of our strong execution during the second quarter, despite many uncertainties. We closed strategic deals with both new and existing customers, made continued progress in the market with our eyeSegment product, and improved profitability,” said Michael DeCesare, CEO and President of Forescout Technologies. “We look forward to completing our pending transaction with Advent International, and building upon our strategic cloud transformation and transition to a recurring subscription business model. As we move to our next chapter as a private company, I would like to thank our customers, partners, talented employees, and shareholders for their unwavering support.”

Second Quarter 2020 Financial Highlights

•	Revenue: Total revenue was $79.9 million, an increase of 2% over the second quarter of 2019

o	License revenue was $37.6 million, a decrease of 3% over the second quarter of 2019

o	Subscription revenue was $37.6 million, an increase of 8% over the second quarter of 2019

o	Professional Services revenue was $4.7 million, an increase of 1% over the second quarter of 2019

•
Gross Profit: GAAP gross profit was $60.4 million, or 76% of total revenue, compared to $60.8 million in the second quarter of 2019, or 78% of total revenue. Non-GAAP gross profit was $61.8 million, or 77% of total revenue, compared to $62.3 million in the second quarter of 2019, or 80% of total revenue.

•
Operating Loss: GAAP operating loss was $22.7 million, or 28% of total revenue, compared to a loss of $30.6 million in the second quarter of 2019, or 39% of total revenue. Non-GAAP operating income was $0.3 million, or 0% of total revenue, compared to operating loss of $14.7 million in the second quarter of 2019, or 19% of total revenue.

•
Net Loss: GAAP net loss was $23.5 million, or $0.48 per share, compared to a loss of $30.8 million in the second quarter of 2019, or $0.68 per share. Non-GAAP net income was $0.2 million, or $0.00 per share, based on 51.5 million weighted average diluted shares outstanding, compared to a net loss of $15.1 million in the second quarter of 2019, or $0.33 per share, based on 45.5 million weighted average diluted shares outstanding.

•
Cash Flow: Net cash used in operating activities was $30.3 million, or 38% of total revenue, compared to $25.2 million in the second quarter of 2019, or 32% of total revenue. Free cash flow was negative $30.8 million, or 39% of total revenue, compared to negative $27.0 million in the second quarter of 2019, or 34% of total revenue.

A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading “Non-GAAP Financial Measures.”

Transaction with Advent
On July 15, 2020, Forescout announced that it had entered into an amended and restated merger agreement to be acquired by entities affiliated with Advent International Corporation (Advent). Pursuant to the amended and restated merger agreement, Advent commenced a tender offer on July 20, 2020, to acquire all of Forescout’s outstanding shares of common stock for $29.00 in cash per share. The tender offer is scheduled to expire at the end of the day, one minute after 11:59 p.m., Eastern time, on August 14, 2020, unless the offer is extended or earlier terminated. The closing of the tender offer is subject to certain limited customary conditions, including the tender by Forescout stockholders of at least one share more than 50% of Forescout’s issued and outstanding shares. Upon completion of the transaction, Forescout will become a private company and its common stock will no longer be listed on any public market.

In light of the pending transaction with Advent, Forescout will not hold a conference call or provide forward looking guidance.

About Forescout
Forescout Technologies, Inc. provides security at first sight. Our company delivers device visibility and control to enable enterprises and government agencies to gain complete situational awareness of their environment and orchestrate action. Learn more at www.Forescout.com.

©2020 Forescout Technologies, Inc. All rights reserved. Forescout Technologies, Inc. is a Delaware corporation. A list of our trademarks and patents can be found at https://www.Forescout.com/company/legal/intellectual-property-patents-trademarks. Other brands, products, or service names may be trademarks or service marks of their respective owners.

FSCT - F
Forward Looking Statements
This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding demand for our products, and market opportunity; the benefits of our solution to customers; our pending transaction with Advent, including timing for closing, and the Company's prospects. These forward-looking statements involve risks and uncertainties. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: the COVID-19 pandemic and related public health measures on our business, customers, markets and the worldwide economy; our pending transaction with Advent, including the risk that the conditions to the closing of the transaction are not satisfied and uncertainty as to how many of our stockholders will tender their shares in the tender offer; potential litigation relating to the transaction; uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; risks related to the ability to realize the anticipated benefits of the pending transaction, including the possibility that the expected benefits will not be realized or will not be realized within the expected time periods; risks that the proposed transaction disrupts Forescout’s current plans and operations; risks that the proposed transaction will affect Forescout’s ability to retain or recruit employees; the risk that Forescout’s stock price may decline significantly if the proposed transaction is not completed; the evolution of the cyberthreat landscape facing enterprises in the United States and other countries; our plans to attract new customers, retain existing customers and increase our annual revenue; the development and delivery of new products; our plans and expectations regarding software-as-a-service offerings; our ability to execute on, integrate, and realize the benefits of any acquisition; fluctuations in our quarterly results of operations and other operating measures; increasing competition; new integrations to the Forescout platform; general economic, market and business conditions; and the risks described in the other filings we make with the Securities and Exchange Commission from time to time, including the risks described under the headings “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (SEC) on February 28, 2020, as amended by Amendment No. 1 on Form 10-K/A to our Annual Report on Form 10-K, which was filed the SEC on April 29, 2020, as well as our Quarterly Report on Form 10-Q for the quarter ended March 30, 2020 and which should be read in conjunction with our financial results and forward-looking statements, and is available on the SEC filings section of the Investor Relations page of our website at https://investors.Forescout.com. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 filed on or about the date hereof. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Non-GAAP Financial Measures
Forescout has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). Forescout uses these non-GAAP financial measures internally in analyzing its financial results and believes that use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing Forescout’s financial results with other companies in its industry, many of which present similar non-GAAP financial measures.

Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with Forescout’s condensed consolidated financial statements prepared in accordance with GAAP. A reconciliation of Forescout’s historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliation.

Non-GAAP Gross Profit. Forescout defines non-GAAP gross profit as gross profit plus stock-based compensation expense, acquisition-related expenses relating to our acquisition of SecurityMatters B.V. and Bullguard Israel Ltd., and amortization of acquired intangible assets.

Non-GAAP Operating Expense. Forescout defines non-GAAP operating expense as operating expense excluding stock-based compensation expense, acquisition-related expenses relating to our acquisition of SecurityMatters B.V. and Bullguard Israel Ltd., amortization of acquired intangible assets, merger-related expenses relating to our transaction with Advent, and restructuring expenses.

Non-GAAP Operating Loss. Forescout defines non-GAAP operating loss as operating loss excluding stock-based compensation expense, acquisition-related expenses relating to our acquisition of SecurityMatters B.V. and Bullguard Israel Ltd., amortization of acquired intangible assets, merger-related expenses relating to our transaction with Advent, and restructuring expenses.

Non-GAAP Net Loss. Forescout defines non-GAAP net loss as net loss excluding stock-based compensation expense, acquisition-related expenses relating to our acquisition of SecurityMatters B.V. and Bullguard Israel Ltd., amortization of acquired intangible assets, merger-related expenses relating to our transaction with Advent, restructuring expenses, and tax effect of non-GAAP adjustments.

Non-GAAP Net Loss Per Share. Forescout defines non-GAAP net loss per share as non-GAAP net loss divided by the weighted average diluted shares outstanding.

Free Cash Flow. Forescout defines free cash flow as net cash provided by operating activities less purchases of property and equipment. Forescout defines free cash flow margin as free cash flow as a percentage of total revenue. Forescout considers free cash flow and free cash flow margin to be profitability and liquidity measures that provide useful information to management and investors about the amount of cash generated by the business that, after the purchases of property and equipment, can be used for strategic opportunities, including investing in our business, making strategic acquisitions, and strengthening our balance sheet.

FORESCOUT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
 (Unaudited, in thousands)

	June 30, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$54,947	$69,030
Marketable securities	2,021	29,181
Accounts receivable	63,924	84,168
Inventory	1,418	372
Deferred commissions - current	13,350	12,843
Prepaid expenses and other current assets	11,383	17,024
Total current assets	147,043	212,618
Deferred commissions - non-current	20,848	23,036
Property and equipment, net	20,718	23,835
Operating lease right-of-use assets	27,265	29,626
Restricted cash - non-current	1,554	1,555
Intangible assets, net	17,339	19,367
Goodwill	98,018	98,018
Other assets	6,946	8,172
Total assets	$339,731	$416,227

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$11,899	$10,692
Accrued compensation	29,770	34,007
Accrued expenses	16,381	16,279
Deferred revenue - current	104,191	112,232
Notes payable - current	4,550	8,248
Operating lease liabilities - current	5,812	5,840
Total current liabilities	172,603	187,298
Deferred revenue - non-current	67,274	75,366
Operating lease liabilities - non-current	29,211	32,125
Other liabilities	23,638	23,893
Total liabilities	292,726	318,682

Stockholders' equity:
Common stock	50	48
Additional paid-in capital	762,187	727,922
Accumulated other comprehensive loss	(678)	(633)
Accumulated deficit	(714,554)	(629,792)
Total stockholders’ equity	47,005	97,545
Total liabilities and stockholders' equity	$339,731	$416,227

FORESCOUT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Revenue:
License	$37,577	$38,831	$52,376	$76,511
Subscription	37,612	34,822	75,138	68,621
Professional services	4,687	4,627	9,515	8,716
Total revenue	79,876	78,280	137,029	153,848
Cost of revenue:
License	6,282	5,622	11,701	13,229
Subscription	7,041	5,599	14,054	10,806
Professional services	6,148	6,235	13,313	12,421
Total cost of revenue	19,471	17,456	39,068	36,456
Total gross profit	60,405	60,824	97,961	117,392
Operating expenses:
Research and development	21,514	19,440	44,760	37,937
Sales and marketing	38,988	56,173	86,276	112,096
General and administrative	21,733	15,838	46,214	32,051
Restructuring	859	—	3,371	—
Total operating expenses	83,094	91,451	180,621	182,084
Loss from operations	(22,689)	(30,627)	(82,660)	(64,692)
Interest expense	(118)	(142)	(353)	(235)
Other income (expense), net	572	505	(29)	1,122
Loss before income taxes	(22,235)	(30,264)	(83,042)	(63,805)
Income tax provision	1,288	496	1,720	1,207
Net loss	$(23,523)	$(30,760)	$(84,762)	$(65,012)
Net loss per share, basic and diluted	$(0.48)	$(0.68)	$(1.73)	$(1.45)
Weighted-average shares used to compute net loss per share, basic and diluted	49,371	45,494	48,982	44,848

FORESCOUT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Six Months Ended June 30,
	2020	2019
Cash flows from operating activities:
Net loss	$(84,762)	$(65,012)
Adjustments to reconcile net loss to net cash used in operating activities
Stock-based compensation	25,625	27,893
Depreciation and amortization	6,465	5,790
Other	655	(8)
Changes in operating assets and liabilities
Accounts receivable	20,244	12,177
Inventory	(1,293)	(593)
Deferred commissions	1,681	1,809
Prepaid expenses and other current assets	5,142	318
Other assets	536	551
Accounts payable	1,297	(2,509)
Accrued compensation	(4,237)	(905)
Accrued expenses	152	407
Deferred revenue	(16,133)	1,495
Other liabilities	(143)	(160)
Net cash used in operating activities	(44,771)	(18,747)
Cash flows from investing activities:
Purchases of property and equipment	(1,355)	(3,402)
Purchases of marketable securities	—	(63,569)
Proceeds from maturities of marketable securities	27,000	53,354
Net cash provided by (used in) investing activities	25,645	(13,617)
Cash flows from financing activities:
Proceeds from revolving credit facility	16,000	—
Repayment of revolving credit facility	(16,000)	—
Repayments of notes payable	(3,750)	(3,749)
Proceeds from sales of shares through employee equity incentive plans	11,583	20,726
Payment related to shares withheld for taxes on vesting of restricted stock units	(3,316)	(4,302)
Others	25	—
Net cash provided by financing activities	4,542	12,675
Effect of exchange rate changes on cash and cash equivalents	—	(4)
Net change in cash, cash equivalents, and restricted cash for period	(14,584)	(19,693)
Cash, cash equivalents, and restricted cash at beginning of period	71,591	69,012
Cash, cash equivalents, and restricted cash at end of period	$57,007	$49,319

FORESCOUT TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019

GAAP gross profit	$60,405	$60,824	$97,961	$117,392
Add:
Stock-based compensation expense	897	980	2,059	1,907
Acquisition-related expenses	—	15	—	29
Amortization of acquired intangible assets	470	467	941	934
Non-GAAP gross profit	$61,772	$62,286	$100,961	$120,262

GAAP operating expense	$83,094	$91,451	$180,621	$182,084
Less:
Stock-based compensation expense	10,870	13,085	23,566	25,986
Acquisition-related expenses	775	1,043	1,550	2,667
Amortization of acquired intangible assets	543	304	1,087	608
Merger-related expenses	8,588	—	19,009	—
Restructuring expenses	859	—	3,371	—
Non-GAAP operating expense	$61,459	$77,019	$132,038	$152,823

GAAP operating loss	$(22,689)	$(30,627)	$(82,660)	$(64,692)
Add:
Stock-based compensation expense	11,767	14,065	25,625	27,893
Acquisition-related expenses	775	1,058	1,550	2,696
Amortization of acquired intangible assets	1,013	771	2,028	1,542
Merger-related expenses	8,588	—	19,009	—
Restructuring expenses	859	—	3,371	—
Non-GAAP operating income (loss)	$313	$(14,733)	$(31,077)	$(32,561)

GAAP net loss	$(23,523)	$(30,760)	$(84,762)	$(65,012)
Add:
Stock-based compensation expense	11,767	14,065	25,625	27,893
Acquisition-related expenses	775	1,058	1,550	2,696
Amortization of acquired intangible assets	1,013	771	2,028	1,542
Merger-related expenses	8,588	—	19,009	—
Restructuring expenses	859	—	3,371	—
Tax effect of non-GAAP adjustments	753	(211)	907	(356)
Non-GAAP net income (loss)	$232	$(15,077)	$(32,272)	$(33,237)
Non-GAAP net income (loss) per share, diluted	$—	$(0.33)	$(0.66)	$(0.74)

Weighted-average shares used in per share calculation for GAAP, diluted	49,371	45,494	48,982	44,848
Add:
Weighted-average effect of potentially dilutive securities	2,082	—	—	—

Weighted-average shares used in per share calculation for non-GAAP, diluted	51,453	45,494	48,982	44,848

Net cash used in operating activities	$(30,308)	$(25,186)	$(44,771)	$(18,747)
Less:
Net purchases of property and equipment	532	1,813	1,355	3,402
Free cash flow (non-GAAP)	$(30,840)	$(26,999)	$(46,126)	$(22,149)
Net cash provided by (used in) investing activities	$13,468	$(3,500)	$25,645	$(13,617)
Net cash (used in) provided by financing activities	$(12,484)	$5,141	$4,542	$12,675
Free cash flow margin (non-GAAP)	(39)%	(34)%	(34)%	(14)%